ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1	Document Number
Carson City, Nevada 89701-4299	Filed in the office of	20080108070-06
(775) 684-5708	Ross Miller	Filing Date
Website: secretaryofstate.biz	Secretary of State	02/15/2008 11:32AM
State of Nevada	Entity Number
E0016222008-6

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

(Pursuant to Nevada Revised Statutes Chapter 92A)

(Excluding 92A.200(4b))

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

Name of Merging entity

DELAWARE	CORPORATION
Jurisdiction	Entity type *

And,

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee $350.00

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn: William E. Prince
Address: 4235 Commerce Street
Little River, South Carolina 29566

3) (Choose one)

_X_ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200

____ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owners approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, Mark here_____ and attach an 8 1/2” X 11” blank sheet containing the required information for each additional entity):

(a) Owner’s approval was not required from - Non applicable

Name of Merging entity, if applicable – Non applicable

Name of Merging entity, if applicable – Non applicable

Name of Merging entity, if applicable – Non applicable

and, or;

Name of Surviving entity, if applicable – Non Applicable

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

(b) The plan was approved by the required consent of the owners of

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

Name of merging entity, If applicable

_________________________________________________________

Name of merging entity, If applicable

_________________________________________________________

Name of merging entity, If applicable

_________________________________________________________

Name of merging entity, If applicable

And, or;

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD

Name of surviving entity, if applicable

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A. 160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

_________________________________________________________

Name of merging entity, If applicable

_________________________________________________________

Name of merging entity, If applicable

_________________________________________________________

Name of merging entity, If applicable

_________________________________________________________

Name of merging entity, If applicable

And, or;

_________________________________________________________

Name of merging entity, If applicable

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide articles numbers, if available. (NRS 92A.200)*

N/A

6) Location of Plan of Merger (check a or b):

_X_	(a) The entire plan of merger is attached;

Or,

____ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (Optional)**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated or “Amended and Restated”, accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent- Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes affect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

8) Signatures – Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ___ and attach an 8 ½ X 11 “blank sheet containing the required information for each additional entity):

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

Name of merging entity

X	William E. Prince______	PRESIDENT	2/14/08
Signature	Title	Date

________________________________________________________________

Name of merging entity

X______________________	____________	______
Signature	Title	Date

________________________________________________________________

Name of merging entity

X______________________	____________	______
Signature	Title	Date

________________________________________________________________

Name of merging entity

X______________________	____________	______
Signature	Title	Date

INTREGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

Name of surviving entity

X Marion C. Sofield	SECRETARY	2/14/08
Signature	Title	date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.